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               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                 FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                     SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999

                               VEL Account (VEL Plus)


Effective September 1, 1999, The Company has reduced the mortality and expense risk charge under the VEL Plus policies described in the attached prospectus from an annual rate of 0.65% to an annual rate of 0.50% of the daily net asset value of each Sub-Account. The attached prospectus is supplemented as follows:


Under the SUMMARY - DEDUCTIONS FROM THE VEL ACCOUNT, the first sentence is amended in its entirety as follows:

A daily charge equivalent to an effective annual rate of 0.50% of the average daily net asset value of each Sub-Account of the VEL Account is imposed to compensate the Company for its assumption of certain mortality and expense risks.

Under THE POLICY - "POLICY VALUE AND SURRENDER VALUE", under the caption NET INVESTMENT FACTOR, on page 36 of the Prospectus, the following is amended in its entirety:

(3) is a charge for each day in the Valuation Period equal to 0.50% on an annual basis of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%

Under CHARGES AND DEDUCTIONS - "CHARGES AGAINST ASSETS OF THE VEL ACCOUNT", on page 40 of the Prospectus, the first sentence is amended in its entirety as follows:

The Company currently makes a charge on an annual basis of 0.50% of the daily net asset value in each Sub-Account.

In APPENDIX C--ILLUSTRATIONS OF SUM INSURED, POLICY VALUES AND ACCUMULATED PREMIUMS, under the caption DEDUCTIONS FOR CHARGES of the Prospectus, the first paragraph is amended in its entirety as follows:

The amounts shown for the Death Proceeds and Policy Values take into account the deduction from premium for the premium tax charge, the Monthly Deduction from Policy Value, and the daily charge against the VEL Account for mortality and expense risks. In the Current Cost of Insurance Tables, the mortality and expense risk charge is illustrated as equivalent to an effective annual rate of 0.65% (as of September 1, 1999, the actual mortality and expense risk charge is 0.50% on an annual basis). In the Guaranteed Cost of Insurance Tables, the mortality and expense risk charge is equivalent to an effective annual rate of 0.90%.

                                       * * *
Effective September 1, 1999, the following information relating to the Select Aggressive Growth Fund and Select Capital Appreciation Fund is amended as follows:

Under the SUMMARY - CHARGES OF THE UNDERLYING FUNDS, the table and footnotes are amended as follows:

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

                                        MANAGEMENT FEE          OTHER EXPENSES          TOTAL FUND EXPENSES
                                       (AFTER VOLUNTARY        (AFTER APPLICABLE          (AFTER WAIVERS/
 UNDERLYING FUND                           WAIVERS)             REIMBURSEMENTS)           REIMBURSEMENTS)
 ---------------                       -----------------       -----------------        ------------------
 Select Aggressive Growth Fund             0.82%***                  0.07%                0.89%(1)(2)***
 Select Capital Appreciation Fund          0.94%***                  0.10%                1.04%(1)(2)***


*** Effective September 1, 1999, the management fee rates for the Select Aggressive Growth Fund and Select Capital Appreciation Fund were revised. The Management Fee and Total Fund Expenses shown in the table above have been adjusted to assume that the revised rates took effect on January 1, 1998.

Under footnote (2), the percentage for the Select Aggressive Growth Fund is changed to 0.86%.

Under INVESTMENT ADVISORY SERVICES - the management fee schedule for the Select Aggressive Growth Fund and Select Capital Appreciation Fund is amended as follows:

Select Aggressive Growth Fund      First $100 Million            1.00%
                                   Next $150 Million             0.90%
                                   Next $250 Million             0.80%
                                   Next $500 Million             0.70%
                                   Over $1 Billion               0.65%

Select Capital Appreciation Fund   First $100 Million            1.00%
                                   Next $150 Million             0.90%
                                   Next $250 Million             0.80%
                                   Next $500 Million             0.70%
                                   Over $1 Billion               0.65%


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                                              SUPPLEMENT DATED SEPTEMBER 1, 1999

VEL Plus